UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 18, 2010, the Board of Directors of Cornell Companies, Inc. (“Company”) approved the following with respect to the compensation of its named executive officers (“NEO’s”):

(a)           Cash Incentive Compensation (ICP) Opportunity.  For 2010, the amounts described below for John R. Nieser and Patrick N. Perrin were set as their respective ICP opportunities - there was no change from the 2009 ICP opportunity.   The 2010 ICP opportunity for James E. Hyman has not yet been established.

1.               Mr. Nieser - 50% of base, with 65% being based upon financial performance and 35% being based upon achievement of operational and personal milestone objectives.

2.               Mr. Perrin - 35% of base, with 65% being based upon financial performance and 35% being based upon achievement of operational and personal milestone objectives.

The potential ICP can be increased by up to 200% of the portion of such ICP opportunity related to the Company’s financial performance.  The financial performance will be based upon the Company’s achievement of previously established earnings before interest, taxes, depreciation and amortization (“EBITDA”) goals for the fiscal year ending December 31, 2010.    The operational and personal milestone objectives are based upon (i) compliance, financial processes/systems, leadership, capital and return on capital employed in the case of Mr. Nieser, and (ii) efficiency, effectiveness, enterprise continuity, business unit strategy support and leadership in the case of Mr. Perrin.

(b)           Equity Awards.  The Board of Directors approved equity awards to the NEO’s under the Company’s 2006 Incentive Plan (the “2006 Plan”), the material terms of which are discussed below.  The equity awards are subject to the terms of the 2006 Plan and individual award agreements to be entered into between the Company and each NEO.  Once the form of the individual award agreements are finalized, they will be filed as exhibits to a Form 8-K.  The equity awards to the NEO’s will consist of performance-based restricted stock to be granted effective as of April 1, 2010.  The awards are split equally between time-based plus profitability threshold restricted stock awards (“Time-Based Plus Profitability Shares”) and earnings per share (“EPS”) performance-based restricted stock awards (“EPS Based Shares”).

The Time-Based Plus Profitability Shares are based on a net income profitability target for each year during the three year performance period, with shares accumulating in one-third increments upon the achievement of each net income target with respect to a calendar year from 2010 up to and including 2012.  The shares, to the extent accumulated, will vest on April 1, 2013.  Each net income profitability target is specific to a particular year during the performance period.  Thus, if a target is missed for any year during the performance period, there is no opportunity to make up the missed target in subsequent years during the performance period.  If the NEO voluntarily resigns prior to the end of the performance period or is terminated with cause, then accumulated Time-Based Plus Profitability Shares will be forfeited. If the NEO is terminated without cause, then accumulated Time-Based Plus Profitability Shares will vest and a prorated number of Time-Based Plus Profitability Shares for the performance year in which such event occurs will vest if  and when the net income target with respect to such performance year is  achieved.

The EPS Based Shares are subject to achievement of three separate EPS targets during the performance period, with such shares accumulating in one-third increments upon the achievement of each of the EPS targets with respect to any calendar year from 2010 up to and including 2012.   The first target has two alternate EPS targets — the first alternate EPS target may only be met in the 2010 performance year.  If the first alternate is met during 2010, then the second alternate becomes inapplicable.  If the first alternate is not met for the 2010 performance year, then the second alternate target becomes the target and may be met with respect to the 2011 or 2012 fiscal years.   The shares, to the extent accumulated, will vest on April 1, 2013.  If the NEO voluntarily resigns prior to the end of the performance period or is terminated with cause, then accumulated EPS Based Shares will be forfeited. If the NEO is terminated without cause, then accumulated EPS Based Shares will vest.

In the event of a Change of Control (as defined in the 2006 Plan) of the Company, all Time-Based Plus

Profitability Shares and EPS Based Shares vest in full.

The equity awards for the NEO’s are as follows:

1.               Mr. Hyman - 14,000 Time-Based Plus Profitability Shares and 14,000 EPS Based Shares.

2.               Mr. Nieser - 10,000 Time-Based Plus Profitability Shares and 10,000 EPS Based Shares.

3.               Mr. Perrin - 5,000 Time-Based Plus Profitability Shares and 5,000 EPS Based Shares.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2010, following approval by its Board of Directors (the “Board”), the Company amended and restated in its entirety the Company’s Second Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”), to be effective immediately. The principal amendments are summarized as follows:

(a)       The filing deadlines for notice of a stockholder to propose a nomination or other business item at an annual meeting (formerly contained in Section 2.4(a) and (b) and now contained in Section 2.5(d)) were revised to provide that (i) notice of a stockholder to propose a nomination must be provided not more than 120 days prior to the first anniversary of the prior year’s annual meeting, and (ii) notice of a stockholder to propose a business item other than a nomination must be provided not more than 120 days and not less than 90 days prior to the first anniversary of the prior year’s annual meeting. Prior to this revision, (x) notice of a stockholder to propose a nomination could be provided at any time on or before the date that is 90 days prior to the first anniversary of the prior year’s annual meeting and (y) notice of a stockholder to propose a business item other than a nomination could be provided at any time on or before the date that is 50 days prior to the first anniversary of the prior year’s annual meeting.

(b)       Section 2.4 (Notice of Stockholder Business and Nominations) was revised (now Section 2.4 (Nominations and Notice of Business) and Section 2.5 (Nominations of Directors and Notice of Business by Stockholders at Annual Meetings)) to require more detailed information in a notice by a stockholder who intends to propose a nomination or other business item at an annual meeting, including disclosure of the stockholder’s interests in derivative securities of the Company.

(c)       Section 2.4 (Notice of Stockholder Business and Nominations) was revised (now Section 2.4 (Nominations and Notice of Business)) to clarify that the only way for a stockholder to propose a nomination or other business item at an annual meeting (other than pursuant to and in accordance with the rules promulgated under Section 14 of the Securities Exchange Act of 1934, as amended) is by complying with the notice requirements in the Amended Bylaws.

(d)       Section 2.3 (Special Meetings) was revised to provide that the only business that may be transacted at a special meeting is the business specified in the notice of such meeting and, if the notice so provides, such other matters as the person calling the special meeting may bring before the special meeting.

(e)       Section 2.5(b) (Record Date) was revised (now Section 2.7 (Record Date)), in accordance with a recent amendment to Section 213(a) of the Delaware General Corporation Law (the “DGCL”), to provide that the Board may establish two record dates for a meeting of stockholders: one record date to determine stockholders entitled to receive notice of the meeting, and a second (later) record date to determine stockholders entitled to vote at such meeting.

(f)        Section 2.6 (Quorum) was revised (now Section 2.8 (Quorum)) to provide that (i) a stockholder will be treated as being present at a meeting if such stockholder is represented at the meeting by a valid proxy regardless of whether the proxy card granting such proxy is marked as casting a vote or abstaining or is left blank, and (ii) a quorum, once established, will not be broken by the withdrawal of enough votes to leave less than a quorum.

(g)       Section 2.6 (Quorum) was revised (now Section 2.9 (Adjournments)) to provide that the person presiding over a meeting of stockholders has concurrent power with the stockholders to adjourn such meeting when a quorum is not present.

(h)       Section 3.6 (Lead Director) was added to incorporate into the Amended Bylaws the Company’s existing policy of having the independent directors elect from among them a lead, independent director to, among other things, preside at Board executive sessions, when the Chairman of the Board is not an independent director (as determined in accordance with the rules of the NYSE).

(i)        Section 4.11 (Removal) was revised (now Section 4.2 (Election; Removal)) to provide that if the officer subject to removal is also a director, such officer will not be counted for purposes of determining whether (i) a quorum of the board is present at the meeting to determine such removal or (ii) the affirmative vote of a majority of the Board has been obtained.

(j)        Article 6 (Indemnification) was revised to provide the maximum indemnification permitted under the DGCL.

(k)       Article 7 (Notices) was revised to (i) consolidate all notice provisions in Article 7, (ii) provide that notice to a stockholder or a director may be given by electronic mail where the stockholder or director, as the case may be, has consented to the receipt of notice by electronic mail, (iii) clarify when notice pursuant to alternative methods will be deemed given, (iv) provide that a waiver of notice may be given by electronic transmission, and (v) provide that attendance of a person at a meeting either in person or by proxy will constitute a waiver of notice of such meeting, except when the person attends the meeting solely to object to the transaction of business because the meeting is not lawfully called.

In addition, the Amended Bylaws reflect certain immaterial changes, conforming changes and other technical edits and updates.

The above description of the Amended Bylaws does not purport to be a complete statement of the provisions thereof. Such description is qualified in its entirety by reference to the Amended Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	Third Amended and Restated Bylaws of Cornell Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: February 24, 2010

	By:	/s/ Cathryn L. Porter
Cathryn L. Porter
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Third Amended and Restated Bylaws of Cornell Companies, Inc.